UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________________________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) September 3, 2019
TILLY’S, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-35535	45-2164791
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
10 Whatney
Irvine, California 92618
(Address of Principal Executive Offices) (Zip Code)
(949) 609-5599
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	TLYS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)

On September 3, 2019, Debbie Anker-Morris informed the Board of Directors (the “Board”) of Tilly’s, Inc. (the “Company”) of her intent to resign from her position as the Chief Merchandising Officer of the Company, effective as of September 27, 2019 (the “Separation Date”).

(e)

In connection with Ms. Anker-Morris’ resignation, the Compensation Committee of the Board approved entering into a Separation and Release Agreement (the “Separation Agreement”) with Ms. Anker-Morris, whereby she will receive the following payments and benefits: (i) a severance payment equal of up to Ms. Anker-Morris’ annual base salary in effect as of the Separation Date, with such salary severance payable in accordance with the Company’s normal payroll practices during the period commencing on the Separation Date and ending on the earlier of the 12-month anniversary thereof or the date on which Ms. Anker-Morris obtains full-time employment with another employer; (ii) up to 18 months of Company-paid continued healthcare benefits; and (iii) accelerated vesting in full of Ms. Anker-Morris’ outstanding Company stock options. The separation payments and benefits provided under the Separation Agreement are subject to Ms. Anker-Morris’ timely execution and non-revocation of a general release of claims against the Company following the Separation Date.

The Separation Agreement also contains employee non-solicitation covenants that extend for 12 months following the Separation Date.

The foregoing description of the Separation Agreement is not complete and is subject to, and qualified in its entirety by, the terms of the Separation Agreement, a form of which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)     Exhibits.

10.1     Separation and Release Agreement, dated September 3, 2019, by and between Debbie Anker-Morris and World of Jeans & Tops, Inc., a wholly-owned subsidiary of Tilly’s, Inc.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TILLY’S, INC.

Date: September 6, 2019	By:	/s/ Michael L. Henry
	Name:	Michael L. Henry
	Title:	Chief Financial Officer, Corporate Secretary